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                               SECOND AMENDMENT
                                      TO
              WAREHOUSING CREDIT AND SECURITY AGREEMENT AND NOTES


         THIS SECOND AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT AND NOTES (the "Amendment") is dated as of the 30th day of September, 1997 by and between PREMIER MORTGAGE CORPORATION, d/b/a PMC MORTGAGE ("PMC") and RF PROPERTIES CORP. ("RF Properties"), each a corporation organized and existing under the laws of New York, having their principal office at 66 Power House Road, Roslyn Heights, New York 11577 (PMC and RF Properties are hereinafter collectively referred to as the "Company" or the "Borrower"), and PNC MORTGAGE BANK, NATIONAL ASSOCIATION, a national banking corporation organized under the laws of the United States, having an office at 75 North Fairway Drive, Vernon Hills, Illinois 60061 ("PNC") and LASALLE NATIONAL BANK, a national banking association, having an office at 135 South LaSalle Street, Chicago, Illinois 60603 ("LaSalle")(PNC and LaSalle are collectively referred to as the "Bank" or the "Banks").

         WHEREAS, the Bank has extended a commitment to make a certain credit facility available to the Borrower pursuant to that certain Warehousing Credit and Security Agreement dated as of July 17, 1997, as amended by that certain First Amendment to Warehousing Credit and Security Agreement and Notes dated as of August 29, 1997 (as so amended, the "Agreement"); and

         WHEREAS, the Borrower and Bank have agreed to amend the Agreement and the Joint and Several Promissory Notes issued thereunder (the "Notes") in order to provide for additional availability thereunder, and to make other revisions as set forth herein.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. Defined Terms. Capitalized terms contained in this Amendment shall have the respective meanings herein as such terms have in the Agreement.

II.       Amendments to Agreement. The Agreement is hereby amended as follows:

         1. The definition of "Commitment" in Section 1.1 of the Agreement is hereby restated as follows:

                  ""Commitment" means Fifty Million Dollars ($50,000,000) or such amount to which such limit may be reduced hereunder."

         2. Section 1.1 of the Agreement is hereby amended by adding the following new definition: "Repurchase Loan".
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                  ""Repurchase Loan" means a Mortgage Loan which the Company is required by an Investor to repurchase under its respective Purchase Agreement."

         3. Section 2.1(a) of the Agreement is hereby amended by restating the last sentence thereof as follows:

                  "The total principal amount outstanding for Advances shall not exceed Fifty Million Dollars ($50,000,000)."

         4. Section 2.1(d) of the Agreement is hereby restated as follows:

                  "2.1(d) The aggregate amount of Advances made by each Bank for Repurchase Loans and Foreclosure Loans shall not exceed such Bank's Pro Rata share of Seven Million Nine Hundred Thousand Dollars ($7,900,000), at any time."

         5. Section 2.1(e) of the Agreement is hereby amended by replacing the dollar amount "Four Million Five Hundred Thousand Dollars ($4,500,000)" with the dollar amount "Seven Million Five Hundred Thousand Dollars ($7,500,000)".

         6. Section 2.1(f) of the Agreement is hereby amended by replacing the dollar amount "Nine Million Dollars ($9,000,000)" with the dollar amount "Seventeen Million Five Hundred Thousand Dollars ($17,500,000)".

         7. Section 2.1(g) of the Agreement is hereby amended by replacing the dollar amount "Three Million Dollars ($3,000,000)" with the dollar amount "Fifteen Million Dollars ($15,000,000)".

         8. Section 2.1 of the Agreement is hereby amended by adding the following new Section 2.1(i):

                  "2.1(i) Notwithstanding the provisions of Sections 2.1(a) through 2.1(g) hereof, neither Bank shall be obligated to honor the increased amount of the Commitment, or the increases to the various sublimits described in Sections 2.1(d) through 2.1(g) hereof, established pursuant to this Amendment until such time as the increases have been duly approved pursuant to each Bank's loan review and approval processes. Nevertheless, in the event one Bank has received approval, it may in its discretion, make Advances up to its Pro Rata Share of such higher limits as are set forth herein, prior to the other Bank's approval, even if such Advances would cause the advancing Bank to increase its Pro Rata Share (i.e., over 50%) with respect to the other Bank with respect to such Advances. Once the non-advancing Bank has received approval, it may participate in any previously-made Advances by purchasing its Pro Rata Share of such Advances pursuant to the terms hereof."

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         9. Section 2.8(c) of the Agreement is hereby amended by restating
Section 2.8(c)(6) as follows:


                  "(7) Ninety (90) calendar days elapse from the date an Advance was made with respect to a Repurchase Loan or a Foreclosure Loa, unless an extension of an additional thirty
                  (30) calendar days is granted by the Banks in their sole discretion, in which case repayment would be required one hundred twenty (120) calendar days from the date of the Advance;"

         10. Section 7 of the Agreement is hereby amended by restating Section
7.6 as follows:

                  "Section 7.6 Debt to Adjusted Tangible Net Worth Ratio. Permit the ratio of its Debt to its Adjusted Tangible Net Worth (for the Company and its Subsidiaries, determined on a consolidated basis) to exceed (i) 13.5 to 1.0 from the date hereof to December 31, 1997; or (ii) 12.0 to 1.0 at any time thereafter."


         11. Section 7.7 of the Agreement is hereby amended by deleting the dollar amount "Two Million Five Hundred Thousand Dollars ($2,500,000)" and replacing it with the dollar amount "Four Million Dollars ($4,000,000)".


III. Amendment to Notes. The dollar figure "$17,000,000" in the upper left hand corner of each of the Notes is hereby replaced by the dollar figure "$25,000,000" and the Notes are hereby amended by deleting the dollar amounts "$17,000,000" and "Seventeen Million Dollars ($17,000,000)" and by inserting in place thereof the dollar amounts "$25,000,000"and "Twenty-Five Million Dollars ($25,000,000)".

IV. Conditions to Effectiveness. The amendments to the Agreement set forth in Section II of this Amendment shall become effective, as of the date set forth above, upon satisfaction of each of the following conditions precedent:

         1. The Company and the Bank shall have executed and delivered counterparts of this Amendment.

         2. The Company shall have delivered to the Bank evidence of its corporate authority and incumbency with respect to this Amendment and the Agreement, as amended hereby, in form and substance satisfactory to the Bank.

         3. Each of Ronald Friedman and Robert Friedman shall have acknowledged this Amendment pursuant to an Acknowledgment of Guarantors in form and substance satisfactory to the Bank.

         4. Each of the representations and warranties set forth in Section V of this Amendment shall be true and correct on, and as of, the effective date of this Amendment.

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         5. The Borrower shall have delivered to the Bank all other instruments, documents or agreements reasonably necessary or desirable in connection with this Amendment.

         6. The Borrower shall have repaid the Advances corresponding to certain Mortgage Loans (in the amount of $865,403) outstanding in excess of ninety (90) days as of September 8, 1997.

         7. Each Bank shall have received approval of the increased Commitment and other terms contained herein, although in the event only one Bank receives such approval, the increases in the Commitment and sublimits set forth herein shall be effective as to such Bank only.

V. Representations and Warranties. As an inducement to the Bank to enter into this Amendment, the Company hereby represents and warrants as follows:

         1. After giving affect to this Amendment, each of the representations and warranties contained in Article V of the Agreement are true and correct.

         2. No Event of Default or event which with the giving of notice, the passage of time, or both, would become an Event of Default has occurred and is continuing or would result from the execution, delivery and performance by the Company of this Amendment or the Agreement, as amended hereby.

VI.      Miscellaneous.

         1. Governing Law. This Amendment shall be a contract made under, and governed by, the internal laws of the State of Illinois.

         2. Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         3. References to Agreement. Except as herein amended, the Agreement and the shall remain in full force and effect and are hereby ratified in all respects. On and after the effectiveness of the amendment to the Agreement contemplated hereby, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, shall mean and be a reference to the Agreement, as amended by this Amendment.

         4. Successors, and Assigns. This Amendment shall be binding upon Company and the Bank and their respective permitted successors and assigns.


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         IN WITNESS WHEREOF, the Company and the Bank have executed this
Amendment as of the date and year written above.


                                    PNC MORTGAGE BANK, NATIONAL
                                    ASSOCIATION



                                    By:
                                        --------------------------------------

                                    Title:
                                        --------------------------------------


                                    LASALLE NATIONAL BANK



                                    By:
                                        --------------------------------------

                                    Title:
                                        --------------------------------------

                                    PREMIER MORTGAGE CORPORATION
                                    d/b/a PMC MORTGAGE



                                    By:
                                        --------------------------------------

                                    Title:
                                        --------------------------------------

                                    RF PROPERTIES CORP.



                                    By:
                                        --------------------------------------

                                    Title:
                                        --------------------------------------



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